UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2025

Intelligent Hotel Group Ltd

(Exact Name of Registrant as Specified in Charter)

Nevada	333-252500	61-1948707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.1002, Block 2, No.5, Annex 5, No.188,
Beizhan East Road, Shapingba District, Chongqing, China	400030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 15016720830

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 17, 2025, YCWB Agricultural Technology Co. Limited, an indirect wholly owned subsidiary of Intelligent Hotel Group Ltd (the “Selling Subsidiary”) entered into a definitive equity transfer agreement (the “Disposal Agreement”) with Chenjiang Zhang, an independent third party (the “Buyer”), pursuant to which the Selling Subsidiary agreed to sell all of its equity interest in its wholly owned subsidiary, SCQC Agricultural Co. Limited, a company organized under the laws of the People’s Republic of China (“PRC Subsidiary”). The Board of Directors of the Intelligent Hotel Group Ltd (the “Company”) reviewed and approved the Disposal Agreement and the proposed transaction on April 17, 2025.

The decision to dispose of the PRC Subsidiary was made as part of the Company’s strategic plan to streamline operations and focus on core business activities. The PRC Subsidiary was previously engaged in bio-carbon-based fertilizer trading business, which the Company has determined is no longer consistent with its long-term development strategy. Pursuant to the terms of the Disposal Agreement, the Buyer agreed to pay, and the Selling Subsidiary agreed to receive a total consideration of nil.

The foregoing summary is qualified in its entirety by reference to the English translation of the Disposal Agreement, originally executed in Chinese, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K for convenience and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 28, 2025, the Company completed the disposition of its indirect wholly owned subsidiary, SCQC Agricultural Co. Limited, pursuant to the Disposal Agreement. As a result of the transaction, the Selling Subsidiary has transferred 100% of its equity interests in the PRC Subsidiary to the buyer. Following the closing, the PRC Subsidiary is no longer a subsidiary of the Company.

No material relationship exists between the Company or any of its affiliates and the Buyer other than in respect of the transaction described in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Disposal Agreement
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intelligent Hotel Group Ltd

Dated: June 24, 2025	By:	/s/ Yin Yixuan
	Name:	YIN Yixuan
	Title:	Chief Executive Officer